                                                                  EXHIBIT (j)(2)
                                                                  --------------



                               CONSENT OF COUNSEL
                               ------------------


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 13 to the Registration Statement of the Eureka Funds on Form N-1A (File No. 333-32483) under the Securities Act of 1933, as amended.




                                        /s/ Ropes & Gray

                                        ROPES & GRAY


Washington, D.C.
January30, 2002